                                                               November 11, 1996
Dear Fellow Shareholders:

I am pleased to provide you with the annual report for Heritage Income Trust-High Yield Bond Fund (the "Fund") for the fiscal year ended September 30, 1996. This annual report is the first for this Fund since shareholders voted to change its investment objective and approve the subadvisory agreement with Salomon Brothers Asset Management Inc. These changes were effective on February 1, 1996, at which time your Fund's name changed to the High Yield Bond Fund.

For the most recent fiscal year, your Fund's "A" and "C" shares returned 11.44% and 10.93%, respectively.* For the period prior to the name change (October 1, 1995 to January 31, 1996), your Fund's "A" and "C" shares returned 2.89% and 2.76%, respectively,* compared to a return of 5.00% for the Merrill Lynch Domestic Master Index. From February 1, 1996 to September 30, 1996, your Fund's "A" and "C" shares returned 8.31% and 7.95%, respectively,* versus a gain of 5.55% for the Salomon Brothers High Yield Market Index. Thus, the relative outperformance by your Fund is attributable to our strong showing since February 1 as compared to the high yield market in general. Also, as Peter Wilby, the portfolio manager for your Fund, points out in the letter that follows, the single-B rated sector of the corporate bond market outperformed the broad high yield market by over 2% from February 1, 1996 through September 30, 1996. Our investments in this area were among the most significant contributors to our strong performance. Mr. Wilby is a managing director of Salomon Brothers Asset Management Inc. I hope you find his comments helpful in understanding how your portfolio is managed.

As we mentioned in our semiannual report, the changes you approved to allow us to invest up to 100% of your Fund's portfolio in high yield bonds were requested not because we believed our former strategy of blending high yield corporate bonds and government bonds was unsound. Rather, the changes were requested in order for us to provide investment choices that allow our investors to create their own unique allocations among high yield and government bonds through the use of separate funds within the Heritage Family of Funds, each focusing on their respective sectors of the market. We encourage you to work with your financial advisors to create an investment portfolio designed to meet your own unique goals.

If there are ever any ways in which you believe we could serve you better, please call us at 800-709-3863. On behalf of all of us at Heritage, thank you for your continuing investment in Heritage Income Trust-High Yield Bond Fund.

                                           Sincerely,

                                           /s/ STEPHEN G. HILL
                                           Stephen G. Hill
                                           President

---------------
* Calculated without the imposition of front-end or contingent deferred sales charges.

                                                               November 11, 1996

Dear Shareholders:

During the fiscal year ended September 30, 1996, the Heritage Income Trust-High Yield Bond Fund changed its investment policy from a hybrid U.S. Government/high yield bond fund to a 100% high yield bond fund with an investment objective of high current income. The investment policy change and new management was instituted on February 1, 1996. Since that time, the portfolio has been reconstructed and currently emphasizes investments in the middle-tier quality, single-B rated portion of the high yield market.

From February 1, 1996 through the fiscal year ended September 30, 1996, the fund returned 8.31%* on its "A" shares and 7.95% on its "C" shares. This compares with the Salomon Brothers High Yield Market Index, which gained 5.55% during that period. The high yield market performed very well, especially given the volatility in both the U.S. Treasury and U.S. equity markets. High yield market spreads to comparable U.S. Treasuries narrowed by roughly 100 basis points from February 1 to September 30. The market's rally was fueled by strong cash flows into high yield mutual funds and improving credit quality among issuers. Flows into high yield mutual funds are currently on track to set a record this year, barring major redemptions in the fourth quarter. Credit fundamentals have been improving due to a stronger-than-expected economy, and default rates for corporate bonds remain well below historical averages.

The Heritage Income Trust-High Yield Bond Fund benefited from its overweighting in deferred interest bonds and single-B rated issues, both of which outperformed the market index by roughly 235 basis points from February 1 to September 30. In addition, performance was enhanced by a heavy allocation to the consumer sector, with the consumer products, food/beverage/tobacco, retailing and gaming industries all outperforming the overall market. Underweighting in the media and financial industries also benefited the portfolio as these sectors lagged the market.

The fund maintains its overweighting in non-cyclical industries as we continue to anticipate a slower economic growth economy. Defensive industries represented roughly 60% of the portfolio compared with 53% for the overall high yield market. We currently have overweightings in the following non-cyclical industries: consumer products, food/beverage/tobacco, supermarkets, publishing and services. During the latest quarter we have reduced our exposure in the gaming industry as disappointing financial results and increasing competition are expected to lead to a widening of the relatively tight spreads in this industry. In addition we have increased our allocation to the consumer products industry as we expect these non-cyclical companies to perform well in a slowing economy. Cyclical industries that we have underweighted include steel, housing, transportation, textiles and restaurants.

                                          Sincerely,

                                          /s/ PETER J. WILBY

                                          Peter J. Wilby
                                          Managing Director
                                          Salomon Brothers Asset Management Inc
---------------

* Calculated without the imposition of front-end or contingent deferred sales charges.

                                     CHART

                --      ------     .....
                A       C          Salomon
"02/01/96"      9625    10000      10000
"02/29/96"      9677    10061      10062
"03/31/96"      9715    10089      10012
"04/30/96"      9825    10201      10009
"05/31/96"      9936    10313      10065
"06/30/96"      9941    10303      10142
"07/31/96"      10028   10401      10208
"08/31/96"      10156   10529      10313
"09/30/96"      10425   10795      10556

    THE GRAPH REPRESENTS PERFORMANCE FROM FEBRUARY 1, 1996 THROUGH SEPTEMBER 30, 1996. ON FEBRUARY 1ST SALOMON BROTHERS ASSET MANAGEMENT INC ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES AS THE NEW SUBADVISER TO THE FUND. AT THAT TIME THE INVESTMENT OBJECTIVE WAS CHANGED TO HIGH CURRENT INCOME AND THE INVESTMENT POLICIES WERE MODIFIED TO ALLOW THE FUND TO PRIMARILY INVEST IN LOWER AND MEDIUM-RATED HIGH YIELD FIXED INCOME SECURITIES.

    *TOTAL RETURNS FOR HERITAGE INCOME TRUST -- HIGH YIELD BOND FUND ARE
     CALCULATED IN CONFORMANCE WITH ITEM 22 OF FORM N-1A, WHICH ASSUMES THE REINVESTMENT OF DIVIDENDS, A SALES LOAD OF 3.75% FOR CLASS "A" SHARES AND A CONTINGENT DEFERRED SALES LOAD (CDSL) OF 1% FOR CLASS "C" SHARES ON REDEMPTIONS MADE WITHIN 12 MONTHS OF PURCHASE. SINCE THE PERIOD SHOWN IS LESS THAN ONE YEAR THE AGGREGATE TOTAL RETURN IN LIEU OF THE ANNUALIZED TOTAL RETURN IS USED FOR CLASS "A" AND "C" SHARES.

                                     CHART

           ________________         _ _ _ _ _ _

           Heritage Income Trust    Domestic Master
                9625                    10000
                9665                    10012
                10057                   10362
          "1990"9712                    10464
                10051                   11012
                10731                   11300
                11168                   11489
          "1991"11770                   12139
                12351                   12758
                12700                   12596
                13031                   13115
          "1992"13460                   13692
                13641                   13725
                14246                   14297
                14563                   14679
          "1993"14610                   15085
                14917                   15100
                14640                   14683
                14313                   14527
          "1994"14378                   14609
                14325                   14674
                14973                   15407
                15750                   16356
          "1995"15992                   16671
                16405                   17392
                16608                   17085
                16994                   17167
          "1996"17822                   17483

                                     CHART

              ________             _ _ _ _ _ _

          Heritage Income Trust    Merrill Lynch
     "04/03/95"     10000          1000
     "06/30/95"     10464          10616
     "09/30/95"     10618          10820
     "12/31/95"     10889          11288
     "03/31/96"     11008          11089
     "06/30/96"     11241          11142
     "09/30/96"     11778          11347

     *AVERAGE ANNUAL TOTAL RETURNS FOR HERITAGE INCOME TRUST -- HIGH YIELD
      BOND FUND ARE CALCULATED IN CONFORMANCE WITH ITEM 22 OF FORM
      N-1A, WHICH ASSUMES THE REINVESTMENT OF DIVIDENDS, A SALES LOAD OF 3.75% FOR CLASS "A" SHARES AND A CONTINGENT DEFERRED SALES LOAD (CDSL) OF 1% FOR CLASS "C" SHARES ON REDEMPTIONS MADE WITHIN 12 MONTHS OF PURCHASE.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

        PRINCIPAL
         AMOUNT                                                                                MATURITY     MARKET
        --------                                                                                 DATE        VALUE
                                                                                               --------   -----------
DOMESTIC CORPORATE BONDS--86.5%(A)
---------------------------------
  BANKING--1.3%
  -------------
         $500,000   First Nationwide Escrow, 10.625%.........................................  10/01/03   $   523,125
                                                                                                          -----------
  BROADCASTING--10.7%
  ------------------
          375,000   Adelphia Communications Corporation, 12.5%...............................  05/15/02       394,687
          750,000   American Telecasting, 0% to 6/15/99, 14.5% to maturity...................  06/15/04       560,625
          500,000   Cablevision Systems Corporation, 10.50%..................................  05/15/16       510,000
          500,000   Century Communications Corporation, 9.5%.................................  03/01/05       495,000
          500,000   Chancellor Broadcasting Company, 9.375%..................................  10/01/04       497,500
          750,000   Marcus Cable Company, 0% to 6/15/00, 14.25% to maturity..................  12/15/05       507,188
          500,000   Peoples Choice TV Corporation, 0% to 6/1/00, 13.125% to maturity.........  06/01/04       307,500
          500,000   SFX Broadcasting, Inc., 10.75%...........................................  05/15/06       521,875
          500,000   Storer Communications, 10%...............................................  05/15/03       495,000
                                                                                                          -----------
                                                                                                            4,289,375
                                                                                                          -----------
  CHEMICALS--4.2%
  --------------
          500,000   Harris Chemical, Inc., 10.25%............................................  07/15/01       511,250
          750,000   NL Industries, Inc., 0% to 10/15/98, 13.0% to maturity...................  10/15/05       633,750
          500,000   Terra Industries, Inc., 10.5%............................................  06/15/05       530,000
                                                                                                          -----------
                                                                                                            1,675,000
                                                                                                          -----------
  CONGLOMERATES/DIVERSIFIED--2.4%
  ----------------------------
          500,000   Jordan Industries, Inc., 10.375%.........................................  08/01/03       485,000
          500,000   Valcor, Inc., 9.625%.....................................................  11/01/03       471,250
                                                                                                          -----------
                                                                                                              956,250
                                                                                                          -----------
  CONTAINERS--1.4%
  ---------------
          550,000   Owens-Illinois Inc., 10.5%...............................................  06/15/02       573,375
                                                                                                          -----------
  COSMETICS/TOILETRIES/DRUGS--3.8%
  ------------------------------
          500,000   Remington Products, 11.0%................................................  05/15/06       505,000
          500,000   Revlon Consumer Products, 10.5%..........................................  02/15/03       516,875
          500,000   Twin Laboratories, Inc., 10.25%..........................................  05/15/06       502,500
                                                                                                          -----------
                                                                                                            1,524,375
                                                                                                          -----------
  ELECTRONICS/ELECTRIC--1.3%
  -----------------------
          500,000   Exide Electronics Group, Inc., 11.5%.....................................  03/15/06       527,500
                                                                                                          -----------
  FINANCE--1.4%
  ------------
          500,000   Airplane Pass Through Trust, Class "D", 10.875%..........................  03/15/19       537,503
                                                                                                          -----------
  FOOD--1.2%
  ----------
          500,000   Specialty Foods Acquisition Corporation, 10.25%..........................  08/15/01       457,500
                                                                                                          -----------
  FOOD SERVING--1.3%
  -----------------
          500,000   Americold Corporation, 12.875%...........................................  05/01/08       517,500
                                                                                                          -----------
  HEALTH CARE CENTERS--1.3%
  -----------------------
          500,000   Paracelsus Healthcare, Inc., 10%.........................................  08/15/06       513,750
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1996
                                  (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL
         AMOUNT                                                                                MATURITY     MARKET
        --------                                                                                 DATE        VALUE
                                                                                               --------   -----------
  HOTELS/MOTELS/INNS--2.6%
  -----------------------
         $500,000   HMH Properties, Inc., 9.50%..............................................  05/15/05   $   500,000
          500,000   Wyndham Hotel Corporation, 10.5%.........................................  05/15/06       518,125
                                                                                                          -----------
                                                                                                            1,018,125
                                                                                                          -----------
  HOUSEHOLD PRODUCTS--1.2%
  -----------------------
          500,000   EKCO Group Inc., 9.25%...................................................  04/01/06       482,500
                                                                                                          -----------
  JEWELRY, SILVERWARE, TIME PIECES, CHINA--1.5%
  ----------------------------------------
          550,000   Herff Jones, Inc., 11.0%.................................................  08/15/05       580,250
                                                                                                          -----------
  LEISURE/AMUSEMENT--3.4%
  -----------------------
          500,000   Majestic Star, 12.75%....................................................  05/15/03       547,500
          500,000   Selmer Company, Inc., 11.0%..............................................  05/15/05       532,500
          250,000   Trump Atlantic City, 11.25%..............................................  05/01/06       247,500
                                                                                                          -----------
                                                                                                            1,327,500
                                                                                                          -----------
  MANUFACTURING/DISTRIBUTIONS--6.6%
  -------------------------------
          500,000   Foamex, L.P., 11.875%....................................................  10/01/04       530,000
          500,000   Samsonite Corporation, 11.125%...........................................  07/15/05       530,000
          500,000   Specialty Equipment Companies, Inc., 11.375%.............................  12/01/03       530,000
          500,000   Talley Manufacturing & Technology, Inc., 10.75%..........................  10/15/03       510,000
          500,000   Terex Corporation, 13.75%................................................  05/15/02       526,250
                                                                                                          -----------
                                                                                                            2,626,250
                                                                                                          -----------
  MEDICAL EQUIPMENT/SUPPLY--1.3%
  -----------------------------
          500,000   Maxxim Medical, Inc., 10.5%..............................................  08/01/06       517,500
                                                                                                          -----------
  METAL--1.3%
  -----------
          500,000   Renco Metals Inc., 11.5%.................................................  07/01/03       523,750
                                                                                                          -----------
  OIL & GAS--3.9%
  --------------
          500,000   Chesapeake Energy Corporation, 9.125%....................................  04/15/06       493,750
          500,000   Forest Oil Corporation, 11.25%...........................................  09/01/03       533,750
          475,000   Tuboscope Vetco International, Inc., 10.75%..............................  04/15/03       504,094
                                                                                                          -----------
                                                                                                            1,531,594
                                                                                                          -----------
  PAPER/PRODUCTS--2.5%
  ---------------------
          500,000   Crown Paper Company, 11.0%...............................................  09/01/05       496,250
          500,000   Repap Wisconsin, Inc., 9.875%............................................  05/01/06       487,500
                                                                                                          -----------
                                                                                                              983,750
                                                                                                          -----------
  PLASTIC/PRODUCTS--2.7%
  ----------------------
          500,000   Berry Plastics Corporation, 12.25%.......................................  04/15/04       542,500
          500,000   Plastic Specialties and Technologies, Inc., 11.25%.......................  12/01/03       507,500
                                                                                                          -----------
                                                                                                            1,050,000
                                                                                                          -----------
  PUBLISHING--1.3%
  -----------------
          500,000   American Media Operation, Inc., 11.625%..................................  11/15/04       525,000
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1996
                                  (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL
         AMOUNT                                                                                MATURITY     MARKET
        --------                                                                                 DATE        VALUE
                                                                                               --------   -----------

  RETAIL STORES--10.6%
  --------------------
         $500,000   Big V Supermarkets, Inc., 11.0%..........................................  02/15/04   $   482,500
          500,000   Carr-Gottstein Foods Company, 12.0%......................................  11/15/05       522,500
        1,000,000   Finlay Enterprises, Inc., 0% to 5/1/98, 12% to maturity..................  05/01/05       827,580
          500,000   Hills Stores Company, 12.5%..............................................  07/01/03       455,000
          500,000   Jitney Jungle Stores, 12.0%..............................................  03/01/06       532,500
          500,000   Penn Traffic Company, 9.625%.............................................  04/15/05       337,500
          500,000   Smiths Food & Drug, Inc., 11.25%.........................................  05/15/07       531,250
          500,000   Specialty Retail, 11.00%.................................................  08/15/03       505,000
                                                                                                          -----------
                                                                                                            4,193,830
                                                                                                          -----------
  SERVICES--5.9%
  --------------
          500,000   Alamo Rent-A-Car, 11.75%.................................................  01/31/06       542,500
          500,000   Borg-Warner Security Corporation, 9.125%.................................  05/01/03       480,000
          500,000   Iron Mountain, Inc., 10.125%(c)..........................................  10/01/06       508,750
          250,000   Muzak Capital Corporation, 10.0%.........................................  10/01/03       251,250
          500,000   Norcal Waste Systems, Inc., 12.5%........................................  11/15/05       542,500
                                                                                                          -----------
                                                                                                            2,325,000
                                                                                                          -----------
  TELECOMMUNICATIONS--8.8%
  -------------------------
          900,000   Arch Communications Group, Inc., 0% to 3/15/01, 10.875% to maturity......  03/15/08       510,750
        1,000,000   Comcast Cellular Corporation, Series "A", Zero Coupon Bond...............  03/05/00       707,500
        1,000,000   Intermedia Communications of Florida, 0% to 5/15/01, 12.5% to maturity...  05/15/06       622,500
        1,000,000   International CableTel, Inc., 0% to 2/1/01, 11.5% to maturity............  02/01/06       600,000
          500,000   Nextlink Communications, 12.5%...........................................  04/15/06       517,500
          500,000   Western Wireless Corporation, 10.5%......................................  06/01/06       510,000
                                                                                                          -----------
                                                                                                            3,468,250
                                                                                                          -----------
  TRANSPORTATION--1.3%
  --------------------
          500,000   Petro PSC Properties, L.P., 12.5%........................................  06/01/02       500,000
                                                                                                          -----------
  UTILITIES-ELECTRIC--1.3%
  ----------------------
          500,000   El Paso Electric Company, 9.4%...........................................  05/01/11       501,420
                                                                                                          -----------
                    Total Domestic Corporate Bonds (cost $33,702,380)........................              34,249,972
                                                                                                          -----------
FOREIGN BONDS--8.1%(A)
---------------------
  AUTO PARTS/EQUIPMENT--1.3%
  ----------------------------
          500,000   Speedy Muffler King, Inc., 10.875%.......................................  10/01/06       513,750
                                                                                                          -----------
BROADCASTING--1.6%
-----------------
        1,000,000   Diamond Cable, 0% to 12/15/00, 11.75% to maturity........................  12/15/05       640,000
                                                                                                          -----------
  MANUFACTURING/DISTRIBUTIONS--1.5%
  ---------------------------------
        1,000,000   Semi-Tech Corporation, 0% to 8/15/00, 11.5% to maturity..................  08/15/03       605,000
                                                                                                          -----------
  PAPER/PRODUCTS--1.2%
  ---------------------
          500,000   Doman Industries, Ltd., 8.75%............................................  03/15/04       465,000
                                                                                                          -----------
  PUBLISHING--1.2%
  -----------------
        1,500,000   Hollinger, Inc., Zero Coupon Bond(c).....................................  10/05/13       500,625
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1996
                                  (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL
         AMOUNT                                                                                MATURITY     MARKET
        --------                                                                                 DATE        VALUE
                                                                                               --------   -----------
  STEEL/IRON--1.3%
  ----------------
         $500,000   Algoma Steel, Inc., 12.375%..............................................  07/15/05   $   521,250
                                                                                                          -----------
                    Total Foreign Bonds (cost $3,254,702)....................................               3,245,625
                                                                                                          -----------
U.S. GOVERNMENT AGENCIES--0.2%(A)
-------------------------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION--0.2%
  ---------------------------------------------
           67,142   REMIC, 1259J, 6.25%......................................................  01/15/97        67,005
                                                                                                          -----------
                    Total U.S. Government Securities (cost $68,037)..........................                  67,005
                                                                                                          -----------
            UNITS
             ----
WARRANTS--0.1%(A)
-----------------
  MEDICAL EQUIPMENT/SUPPLY--0.1%
  -------------------------------
              205   Wright Medical Technology, Inc.* ........................................                  26,765
                                                                                                          -----------
                    Total Warrants (cost $40)................................................                  26,765
                                                                                                          -----------
REPURCHASE AGREEMENT--3.5%(A)
----------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated September 30, 1996, at
5.35%, to be repurchased at $1,400,208 on October 1, 1996, collateralized by $1,406,598
United States Treasury Notes, 5.375%, due November 30, 1997, (market value $1,432,158
including interest) (cost $1,400,000)........................................................               1,400,000
                                                                                                          -----------
TOTAL INVESTMENT PORTFOLIO (COST $38,425,159)(B) 98.4%(A)....................................              38,989,367
OTHER ASSETS & LIABILITIES, NET, 1.6%(A).....................................................                 617,436
                                                                                                          -----------
NET ASSETS, 100.0%...........................................................................             $39,606,803
                                                                                                           ==========

---------------
 *  Non-income producing
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $564,208, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,011,778 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $447,570.
(c) Convertible security.

REMIC-Real Estate Mortgage Investment Conduit

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $38,425,159) (Note 1)......................                 $38,989,367
Cash.....................................................................................                       2,078
Receivables:
  Investments sold.......................................................................                     366,000
  Interest...............................................................................                     943,673
  Fund shares sold.......................................................................                     326,688
Deferred state registration expenses (Note 1)............................................                       9,807
Prepaid insurance........................................................................                       1,830
                                                                                                          -----------
        Total assets.....................................................................                  40,639,443
Liabilities
Payables (Note 4):
  Investments purchased..................................................................  $  756,250
  Fund shares redeemed...................................................................     173,529
  Accrued management fee.................................................................      43,832
  Accrued distribution fee...............................................................      12,375
  Other accrued expenses.................................................................      46,654
                                                                                           ----------
        Total liabilities................................................................                   1,032,640
                                                                                                          -----------
Net assets, at market value..............................................................                 $39,606,803
                                                                                                           ==========
Net Assets
Net assets consist of:
  Paid-in capital........................................................................                 $40,247,423
  Undistributed net investment income (Note 1)...........................................                     245,567
  Accumulated net realized loss (Notes 1 and 5)..........................................                  (1,450,395)
  Net unrealized appreciation on investments.............................................                     564,208
                                                                                                          -----------
Net assets, at market value..............................................................                 $39,606,803
                                                                                                           ==========
Class A Shares
Net asset value and redemption price per share ($33,130,513 divided by 3,243,152 shares
  of beneficial interest outstanding, no par value) (Notes 1 and 2)......................                      $10.22
                                                                                                                =====
Maximum offering price per share (100/96.25 of $10.22)...................................                      $10.62
                                                                                                                =====
Class C Shares
Net asset value, offering price and redemption price per share ($6,476,290 divided by
  636,155 shares of beneficial interest outstanding, no par value) (Notes 1 and 2).......                      $10.18
                                                                                                                =====

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

Investment Income
Interest...................................................................................               $ 3,227,942
Expenses (Notes 1 and 4):
  Management fee...........................................................................  $200,042
  Distribution fee (Class A Shares)........................................................   100,300
  Distribution fee (Class C Shares)........................................................    23,630
  Professional fees........................................................................    55,824
  Custodian/Fund accounting fees...........................................................    44,852
  Amortization of state registration expenses..............................................    27,362
  Reports to shareholders..................................................................    20,631
  Shareholder servicing fees...............................................................    18,691
  Trustees' fees and expenses..............................................................     7,547
  Insurance................................................................................     4,993
  Other....................................................................................    14,604
                                                                                             --------
    Total expenses before waiver...........................................................   518,476
    Fees waived by Manager (Note 4)........................................................   (94,308)        424,168
                                                                                             --------     -----------
Net investment income......................................................................                 2,803,774
                                                                                                          -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions.............................................                   970,631
Net decrease in unrealized appreciation of investments during the year.....................                   (58,735)
                                                                                                          -----------
        Net gain on investments............................................................                   911,896
                                                                                                          -----------
Net increase in net assets resulting from operations.......................................               $ 3,715,670
                                                                                                           ==========

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       FOR THE YEARS ENDED
                                                                           -------------------------------------------
                                                                           SEPTEMBER 30, 1996       SEPTEMBER 30, 1995
                                                                           ------------------       ------------------
Increase (decrease) in net assets:
Operations:
  Net investment income..................................................     $  2,803,774             $  2,378,363
  Net realized gain (loss) from investment transactions..................          970,631               (1,106,214)
  Net increase (decrease) in unrealized appreciation of investments
    during the year......................................................          (58,735)               2,100,137
                                                                           ------------------       ------------------
  Net increase in net assets resulting from operations...................        3,715,670                3,372,286
Distributions to shareholders from:
  Net investment income, Class A Shares ($.80 and $.74 per share,
    respectively)........................................................       (2,445,168)              (2,484,241)
  Net investment income, Class C Shares ($.76 and $.30 per share,
    respectively)........................................................         (222,208)                 (10,482)
Increase (decrease) in net assets from Fund share transactions (Note
  2).....................................................................        7,911,842               (6,054,028)
                                                                           ------------------       ------------------
Increase (decrease) in net assets........................................        8,960,136               (5,176,465)
Net assets, beginning of the year........................................       30,646,667               35,823,132
                                                                           ------------------       ------------------
Net assets, end of the year (including undistributed net investment
  income of $245,567 and $93,090, respectively)..........................     $ 39,606,803             $ 30,646,667
                                                                           =================        =================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                          CLASS C SHARES
                                                                                                         FOR THE PERIODS
                                                                        CLASS A SHARES                   ENDED SEPTEMBER
                                                              FOR THE YEARS ENDED SEPTEMBER 30,                30,
                                                         --------------------------------------------   ------------------
                                                          1996       1995     1994     1993     1992     1996       1995+
                                                         ------     ------   ------   ------   ------   ------     -------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................................  $ 9.94     $ 9.65   $10.65   $10.82   $10.29   $ 9.91     $ 9.62
                                                         ------     ------   ------   ------   ------   ------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a).............................    0.84(e)    0.72     0.69     0.81     0.83     0.79(e)    0.31
  Net realized and unrealized gain (loss) on
    investments........................................    0.24       0.31    (0.84)    0.07     0.59     0.24       0.28
                                                         ------     ------   ------   ------   ------   ------     -------
  Total from Investment Operations.....................    1.08       1.03    (0.15)    0.88     1.42     1.03       0.59
                                                         ------     ------   ------   ------   ------   ------     -------
LESS DISTRIBUTIONS:
  Dividends from net investment income.................   (0.80)     (0.74)   (0.71)   (0.83)   (0.85)   (0.76)     (0.30)
  Distributions from net realized
    gains..............................................      --         --    (0.07)   (0.22)   (0.04)      --         --
  Distribution in excess of net realized gains.........      --         --    (0.07)      --       --       --         --
                                                         ------     ------   ------   ------   ------   ------     -------
  Total Distributions..................................   (0.80)     (0.74)   (0.85)   (1.05)   (0.89)   (0.76)     (0.30)
                                                         ------     ------   ------   ------   ------   ------     -------
NET ASSET VALUE, END OF THE PERIOD.....................  $10.22     $ 9.94   $ 9.65   $10.65   $10.82   $10.18     $ 9.91
                                                         ======     ======   ======   ======   ======   ======     =========
TOTAL RETURN (%)(D)....................................   11.44      11.23    (1.59)    8.57    14.35    10.93       6.18 (c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets(a)..........................................    1.23       1.25     1.25     1.19     0.96     1.70       1.70 (b)
  Net investment income to average daily net assets....    8.41       7.35     6.76     7.57     8.11     8.39       6.67 (b)
  Portfolio turnover rate..............................     143        109      135      150       71      143        109
  Net assets, end of the period
    ($ millions).......................................      33         30       36       42       32        6        0.6

---------------
 + For the period April 3, 1995 (commencement of Class C Shares) to September 30, 1995.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.03, $.03, $.02, $.02 and $.05 per Class A Share for the five years ended September 30, 1996, respectively. The operating expense ratios including such items would have been 1.51%, 1.51%, 1.42%, 1.43% and 1.60% for Class A Shares for the five years ended September 30, 1996, respectively. Excludes management fees waived by the Manager in the amount of $0.03 and $0.03 per Class C Share for the two periods ended September 30, 1996, respectively. The operating expense ratio including such items would have been 1.98% and 1.96% (annualized) for Class C Shares for the two periods ended September 30, 1996, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.
(e) Amounts calculated prior to reclassification of $16,079 as described in Note
    5. The effect of such reclassification would have resulted in an increase in net investment income of $.01 for Class A Shares and $0.01 for Class C shares.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Income Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the High Yield Bond Fund (the "Fund") (formerly known as the Diversified Portfolio) and the Intermediate Government Fund (formerly known as the Limited Maturity Government Portfolio). The Fund has an investment objective of high current income. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. Financial statements for the Intermediate Government Fund are presented separately. The following is a summary of significant account policies.

        Security Valuation: The Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at cost, which when combined with accrued interest included in the interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for the Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        Expenses: The Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are allocated proportionately among the Fund and Intermediate Government Fund. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Capital Accounts: Distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary"), such accounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis except when income is not expected. All original issue discounts are accreted for both federal income tax and financial reporting purposes.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At September 30, 1996, there was an unlimited number of shares of beneficial interest of no par value authorized.

    Transactions in Class A Shares of the Fund during the years ended September 30, 1996 and 1995 were as follows:

                                                                                      FOR THE YEARS ENDED
                                                                     -----------------------------------------------------
                                                                       SEPTEMBER 30, 1996           SEPTEMBER 30, 1995
                                                                     -----------------------     -------------------------
                              CLASS A SHARES                          SHARES       AMOUNT          SHARES        AMOUNT
        -----------------------------------------------------------  ---------   -----------     ----------   ------------
        Shares sold................................................    941,230   $ 9,377,232        189,017   $  1,831,973
        Shares issued on reinvestment of distributions.............    182,955     1,816,780        194,940      1,881,075
        Shares redeemed............................................   (899,859)   (8,961,434)    (1,079,005)   (10,410,508)
                                                                     ---------   -----------     ----------   ------------
        Net increase (decrease)....................................    224,326   $ 2,232,578       (695,048)  $ (6,697,460)
                                                                                  ==========                   ===========
        Shares outstanding:
          Beginning of the year....................................  3,018,826                    3,713,874
                                                                     ---------                   ----------
          End of the year..........................................  3,243,152                    3,018,826
                                                                      ========                    =========

   Transactions in Class C Shares of the Fund during the year ended September 30, 1996 and from April 3, 1995 (commencement of Class C Shares) to September 30, 1995 were as follows:

                                                                                                     FOR THE PERIOD
                                                                                                      APRIL 3, 1995
                                                                                                    (COMMENCEMENT OF
                                                                     FOR THE YEAR ENDED            CLASS C SHARES) TO
                                                                     SEPTEMBER 30, 1996            SEPTEMBER 30, 1995
                                                                    ---------------------       -------------------------
                              CLASS C SHARES                        SHARES      AMOUNT          SHARES          AMOUNT
        ----------------------------------------------------------  -------   -----------       ------       ------------
        Shares sold...............................................  583,520   $ 5,800,648       64,725       $    642,880
        Shares issued on reinvestment of distributions............   18,399       182,291          582              5,752
        Shares redeemed...........................................  (30,547)     (303,675)        (524)            (5,200)
                                                                     ------    ----------        -----        -----------
        Net increase..............................................  571,372   $ 5,679,264       64,783       $    643,432
                                                                               ==========                     ===========
        Shares outstanding:
          Beginning of period.....................................   64,783                         --
                                                                     ------                      -----
          End of period...........................................  636,155                     64,783
                                                                     ======                      =====

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 1996, purchases, sales and paydowns of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

          U.S. GOVERNMENT SECURITIES                                 OTHER
-----------------------------------------------         -------------------------------
PURCHASES             SALES            PAYDOWNS          PURCHASES             SALES
----------         -----------         --------         -----------         -----------
$6,577,422         $21,925,189         $484,640         $45,358,826         $22,073,695

Note 4:MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.60% of the first $100,000,000 of the Fund's average daily net assets, and 0.50% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. From inception of the Fund, the Manager has reduced its investment advisory fees and reimbursed the Fund to the extent that operating expenses have exceeded amounts ranging from .85% to 1.35% of average daily net assets. Effective April 1, 1993, the Manager voluntarily agreed to waive its fee and, if necessary, reimburse the Fund to the extent that the Fund operating expenses exceed 1.25% for Class A Shares (1.70% for Class C Shares effective April 3, 1995), on an annual basis, of the Fund's average daily net assets attributable to each class of shares. This agreement is more restrictive than any state expense limitation. Under this agreement, management fees of $94,308 were waived for the period ended September 30, 1996. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending September 30, 1998, the Fund may be required to pay the Manager a portion or all of the waived management fee. In addition, the Fund may be required to pay the

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

       Manager a portion or all of the management fee waived of $83,663 for the year ended September 30, 1995, if total Fund expenses fall below the annual expense limitations before the end of the year ending September 30, 1997.

       Effective February 1, 1996 the Manager entered into an agreement with Salomon Brothers Asset Management Inc (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. From March 1, 1990 (commencement of operations) through January 31, 1996, Eagle Asset Management, Inc., a wholly owned subsidiary of Raymond James Financial, Inc. was subadviser to the Fund.

       The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of September 30, 1996 was $3,600. In addition, the Manager performs Fund accounting services and charged $31,311 during the current period of which $7,500 was payable as of September 30, 1996.

       Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $159,740 in front end sales charges and $1,011 in contingent deferred sales charges for the twelve months ended September 30, 1996. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

       Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a fee of up to .35% of the average daily net assets for Class A Shares. Under the Class C Distribution Plan, the Fund may pay the Distributor a fee equal to .80% of the average daily net assets for Class C Shares. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. During the year $100,300 and $23,630 were paid for distribution fees for Class A Shares and Class C Shares, respectively. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

       Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Capital Appreciation Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, investment companies which are also advised by the Manager (collectively referred to as the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an interested person of the Manager receives an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each of the Heritage mutual funds.

Note 5: FEDERAL INCOME TAXES. For the year ended September 30, 1996, to reflect reclassifications arising from permanent book/tax differences primarily attributable to market discount, the Fund credited undistributed net investment income $16,079, and debited paid in capital $2,267 and accumulated net realized loss $13,812. As of September 30, 1996, the Fund had a net tax basis capital loss carryforward of $1,450,395, which may be applied against any realized net taxable gains until its expiration dates of September 30, 2003, ($1,402,139) and September 30, 2004, ($48,256).

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Income Trust-High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income Trust-High Yield Bond Fund (the "Fund") at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended September 30, 1995, including the financial highlights for each of the periods indicated, were audited by other independent accountants whose report dated November 27, 1995 expressed an unqualified opinion on those statements.

/s/ Price Waterhouse

PRICE WATERHOUSE LLP
Tampa, Florida

November 12, 1996

     Heritage Income Trust
     High Yield Bond Fund
     P.O. Box 33022
     St. Petersburg, FL 33733

     --------------------------------------------

     Address Change Requested

     This report is for the information of shareholders of Heritage Income Trust-High Yield Bond Fund. It may also be used as sales literature when preceded or accompanied by a prospectus.

     5M 11/96 (LOGO) Printed on recycled paper

                                 [HERITAGE LOGO]

                                   HIGH YIELD
                                   BOND FUND
A MUTUAL FUND SEEKING
HIGH CURRENT INCOME

ANNUAL REPORT
and Investment Performance
Review for the Year Ended
SEPTEMBER 30, 1996

A member of the
Heritage Family of Mutual Funds(TM)